Exhibit 99.1

AMENDMENT TO 8% PROMISSORY NOTE

This Amendment to the 8% Promissory Note (this “Amendment”), dated effective April 11, 2018, is by, between, and among Creative Medical Technologies, Inc., a Nevada corporation (the “Borrower”), Creative Medical Health, Inc., a Delaware corporation (the “Holder”), and Creative Medical Technology Holdings, Inc. (“CELZ”). The Borrower, Holder, and CELZ will be referred to individually as a “Party” and collectively as the “Parties.” Any capitalized terms not defined in this Amendment will have the meaning set forth in the 8% Promissory Note dated February 2, 2016 issued by the Borrower to the Holder (the “Note”), attached hereto as Exhibit A.

RECITALS

WHEREAS, on February 2, 2016, the Borrower issued to Holder the Note;

WHEREAS, CELZ is not a party to the Note;

WHEREAS, the Note is not convertible into shares of Common Stock of CELZ; and

WHEREAS, the Parties hereto desire to make CELZ a party to the Note and to make the Note convertible into shares of Common Stock of the Borrower through amending the Note to add a conversion feature and conversion notice.

THEREFORE, in consideration of the foregoing recitals, mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as set forth below.

AGREEMENT

1.       Additional Party. The Note is hereby amended so that, as amended, CELZ is a party to the Note.

2.       Voluntary Conversion. The Note is hereby amended so that, as amended, the following section is added:

At any time after the issuance and until this Note is no longer outstanding, this Note shall be convertible, in whole or in part, into shares of Common Stock of Creative Medical Technology Holdings, Inc., a Nevada corporation and parent of Maker (“CELZ”) at the option of the Payee, at any time and from time to time. The Payee shall effect conversions by delivering to the Maker and CELZ a Notice of Conversion, the form of which is attached hereto as Annex A (a “Notice of Conversion”), specifying therein the principal amount of this Note to be converted and the date on which such conversion shall be effected (such date, the “Conversion Date”). If no Conversion Date is specified in a Notice of Conversion, the Conversion Date shall be the date that such Notice of Conversion is deemed delivered hereunder. No ink-original Notice of Conversion shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Conversion form be required. To effect conversions hereunder, the Payee shall not be required physically to surrender this Note to the Maker unless the entire principal amount of this Note, plus all accrued and unpaid interest thereon, has been so converted. Conversions hereunder shall have the effect of lowering the outstanding principal amount of this Note in an amount equal to the applicable conversion. The Payee and the Maker shall maintain records showing the principal amount(s) converted and the date of such conversion(s).

The conversion price in effect on any Conversion Date shall be one hundred and twenty percent (120%) of the volume weighted average price (“VWAP”) from March 1, 2018 until March 30, 2018 (the “Conversion Price”).

The number of Conversion Shares issuable upon a conversion hereunder shall be determined by the quotient obtained by dividing (x) the outstanding principal amount of this Note to be converted by (y) the Conversion Price.

No fractional shares or scrip representing fractional shares shall be issued upon the conversion of this Note. As to any fraction of a share that the Payee would otherwise be entitled to purchase upon such conversion, the Maker shall at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Conversion Price or round up to the next whole share.

3.       Conversion Notice. The Note is hereby amended so that, as amended, the following section is added:

Annex A

NOTICE OF CONVERSION

The undersigned hereby elects to convert principal under the 8% Promissory Note issued February 2, 2016 by Creative Medical Technologies, Inc., a Nevada corporation (the “Maker”), to Creative Medical Health, Inc, a Delaware corporation (the “Payee”), into shares of common stock (the “Common Stock”) of Creative Medical Technology Holdings, Inc., a Nevada corporation (“CELZ”), according to the conditions hereof as of the date written below. If shares of Common Stock are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Maker and CELZ in accordance therewith. No fee will be charged to the holder for any conversion, except for such transfer taxes, if any.

Conversion calculations:	Date to Effect Conversion: ________________, 201__

Principal Amount of Note to be Converted: $ ________________________

Payment of Interest in Common Stock: __ yes __ no

If yes, $ ______of Interest Accrued on Account of Conversion at Issue.

Number of shares of Common Stock to be issued: ____________________

Signature:___________________________________________________

Name:_________________________________

DWAC Instructions:

Broker Name, address, contact person, and telephone number:

___________________________________________________________

___________________________________________________________

___________________________________________________________

Broker DTC No: _______________________________________________

Account No: ________________________________________________

4.       No Other Changes. Except as amended hereby, the Note will continue to be, and will remain, in full force and effect. Except as provided herein, this Amendment will not be deemed (i) to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Note or (ii) to prejudice any right or rights which the Parties may now have or may have in the future under or in connection with the Note or any of the instruments or agreements referred to therein, as the same may be amended, restated, supplemented or otherwise modified from time to time.

5.       Authority; Binding on Successors. The Parties represent that they each have the authority to enter into this Amendment. This Amendment will be binding on, and will inure to the benefit of, the Parties to it and their respective heirs, legal representatives, successors, and assigns.

6.       Governing Law and Venue. This Amendment and the rights and duties of the Parties hereto will be construed and determined in accordance with the terms of the Note.

7.       Incorporation by Reference. The terms of the Note, except as amended by this Amendment, are incorporated herein by reference and will form a part of this Amendment as if set forth herein in their entirety.

8.       Counterparts; Facsimile Execution. This Amendment may be executed in any number of counterparts and all such counterparts taken together will be deemed to constitute one instrument. Delivery of an executed counterpart of this Amendment by facsimile or email will be equally as effective as delivery of a manually executed counterpart of this Amendment.

[Signature Page to Follow]

IN WITNESS WHEREOF, each of the undersigned has executed this Amendment the respective day and year set forth below:

MAKER:	Creative Medical Technologies, Inc.

Date: April 13, 2018	By	/s/ Timothy Warbington
Timothy Warbington, CEO

PAYEE:	Creative Medical Health, Inc.

Date: April 13, 2018	By	/s/ Timothy Warbington
Timothy Warbington, CEO

CELZ:	Creative Medical Technology Holdings, Inc.

Date: April 13, 2018	By	/s/ Timothy Warbington
Timothy Warbington, CEO

EXHIBIT A

8% Promissory Note dated February 2, 2016

[See Attached]

 5